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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         ----------------------------


                                   FORM 8-K
                                CURRENT REPORT

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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 5, 1994


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                        R. R. DONNELLEY & SONS COMPANY
            (Exact name of registrant as specified in its charter)


               Delaware                  1-4694                36-1004130
     (State or other jurisdiction     (Commission             (IRS Employer
           of incorporation)            File No.)          Identification No.)


    77 West Wacker Drive, Chicago, Illinois                       60601
    (Address of principal executive offices)                    (Zip Code)


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      Registrant's telephone number, including area code (312) 326-8000


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Item 5. Other Events

     On January 5, 1994, the Company issued the press release referred to in
Item 7 regarding the FTC administrative proceeding involving the Company's acquisition of the Meredith/Burda companies.

Item 7.  Financial Statements and Exhibits


(c) Exhibits

Exhibit
No.                                   Description
- ---                                   -----------
99              Press Release, dated January 5, 1994; R. R. Donnelley to Appeal
                Decision in Meredith/Burda Litigation


SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              R. R. DONNELLEY & SONS COMPANY


                                              By     /s/ DAVID C. HART
                                                --------------------------------
                                                         David C. Hart
                                                Vice President, General Counsel
                                                         and Secretary


Date: January 7, 1994